UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 17, 2008

NEWFIELD EXPLORATION COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-12534	72-1133047
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
363 N. Sam Houston Parkway E., Suite 2020
Houston, Texas 77060
(Address of principal executive offices)
Registrant’s telephone number, including area code: (281) 847-6000
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure
     On June 17, 2008, Newfield issued a press release announcing the recently commenced production from the East Belumut/Chermingat fields in PM 323, expected commencement of production from the Puteri field in PM 318 later this week, updated 2008 production guidance, and the signing of a new production sharing contract in shallow water Malaysia on license area SK 310. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

	99.1	Press release issued by Newfield Exploration Company on June 17, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

NEWFIELD EXPLORATION COMPANY
Date: June 17, 2008	By:	/s/ TERRY W. RATHERT
Terry W. Rathert
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press release issued by Newfield Exploration Company on June 17, 2008.